UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2014

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4401 Great America Parkway

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On June 24, 2014, the Company entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, RBC Capital Markets, LLC. and Citigroup Global Markets Inc., as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $500 million aggregate principal amount of 0% Convertible Senior Notes due 2019 (the “Notes”) in a private placement to qualified institutional buyers pursuant to exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act). In addition, the Company granted the Initial Purchasers a 30-day option to purchase up to an additional $75 million aggregate principal amount of the Notes on the same terms and conditions, solely to cover over-allotments, if any.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the pricing of the Notes on June 24, 2014, the Company entered into privately negotiated convertible note hedge transactions with respect to its common stock (the “Convertible Note Hedge Transactions”) with each of JPMorgan Chase Bank, National Association, London Branch, Royal Bank of Canada and Citibank, N.A. (collectively, the “Counterparties”). The Company will pay an aggregate amount of $96.5 million to the Counterparties for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, approximately 4.5 million shares of the Company’s common stock, which is the same number of shares initially underlying the Notes, and are exercisable upon conversion of the Notes at a strike price of $110.2779, which corresponds to the initial conversion price of the Notes and is also subject to adjustment. The Convertible Note Hedge Transactions will expire upon the maturity of the Notes, unless earlier settled or terminated.

The Convertible Note Hedge Transactions are intended to reduce the potential dilution to the Company’s common stock upon conversion of the Notes and/or offset any cash payments the company is required to make in excess of the principal amount of converted Notes, as the case may be, in the event that the market price per share of the Company’s common stock, as measured under the Convertible Note Hedge Transactions, is greater than the strike price of the Convertible Note Hedge Transactions.

The Convertible Note Hedge Transactions are separate transactions entered into by the Company with each of the Counterparties and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Convertible Note Hedge Transactions. The foregoing description of the Convertible Note Hedge Transactions is qualified in its entirety by the copy of the form of confirmation for the Convertible Note Hedge Transactions attached as Exhibit 10.2 to this Current Report on Form 8-K hereto and is incorporated herein by reference.

Warrant Transactions

In addition, concurrently with entering into the Convertible Note Hedge Transactions, on June 24, 2014, the Company separately entered into privately negotiated warrant transactions (the “Warrants”) with each of the Counterparties, whereby the Company sold to the Counterparties warrants to acquire, collectively, subject to customary anti-dilution adjustments and the net share settlement and cash settlement provisions under the Warrants, approximately 4.5 million shares of the Company’s common stock at an initial strike price of $137.8475 per share, which represents a premium of 75% over the last reported sale price of the Company’s common stock of $78.77 on June 24, 2014 and is also subject to adjustment. The Company will receive aggregate proceeds of approximately $68.1 million million from the sale of the Warrants to the Counterparties. The Warrants were sold in private placements to the Counterparties pursuant to the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

If the market price per share of the Company’s common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company’s earnings per share, unless the Company elects, subject to certain conditions, to settle the Warrants in cash.

The Warrants are separate transactions entered into by the Company with each of the Counterparties and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Warrants. The foregoing description of the Warrants is qualified in its entirety by the copy of the form of confirmation for the Warrants attached as Exhibit 10.3 to this Current Report on Form 8-K hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On June 23, 2014, the Company issued a press release announcing its intention to offer $500 million aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. As required by Rule 135c under the Securities Act, a copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On June 24, 2014, the Company issued a press release announcing the pricing of its offering of $500 million aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. As required by Rule 135c under the Securities Act, a copy of this press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Purchase Agreement, dated June 24, 2014, by and among Palo Alto Networks, Inc. and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers named therein.

10.2	Form of Convertible Note Hedge Confirmation.

10.3	Form of Warrant Confirmation.

99.1	Press Release, dated June 23, 2014, Announcing Proposed Offering of the Convertible Senior Notes due 2019.

99.2	Press Release, dated June 24, 2014, Announcing Pricing of 0% Convertible Senior Notes due 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Mark D. McLaughlin
Mark D. McLaughlin President and Chief Executive Officer

Date: June 25, 2014

EXHIBIT LIST

Exhibit Number	Description of Exhibit

10.1	Purchase Agreement, dated June 24, 2014, by and among Palo Alto Networks, Inc. and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers named therein.

10.2	Form of Convertible Note Hedge Confirmation.

10.3	Form of Warrant Confirmation.

99.1	Press Release, dated June 23, 2014, Announcing Proposed Offering of the Convertible Senior Notes due 2019.

99.2	Press Release, dated June 24, 2014, Announcing Pricing of 0% Convertible Senior Notes due 2019.